UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2002

                      PROHEALTH MEDICAL TECHNOLOGIES, INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)


           Nevada                        2 90519                 59-2262718
----------------------------            -----------          -------------------
(State or other jurisdiction            Commission              (IRS Employer
      of Incorporation)                 File Number          Identification No.)


        211 West Wall Street, Midland, Texas           70701-4556
      ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)



       Registrant's Telephone Number, including area code: (915) 682-1761

         (Former name or former address, if changed since last report.)

                                    FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

SEE ITEM 5.

ITEM 5. OTHER EVENTS.

A.  Applied DNA Sciences, Inc. ("ADNAS")
------------------------------

ProHealth Medical Technologies, Inc. ("ProHealth" or "the Registrant") and ADNAS effectuated a Plan and Agreement of Reorganization in accordance with 368(a)1(B) of the Internal Revenue Act on October 21, 2002, wherein all of the 100,000 issued and outstanding Common Stock shares of ADNAS were exchanged for 11,000,000 shares of the Registrant's Common Stock. The exchange ratio, therefore, was one hundred ten (110) shares of ProHealth Medical Technologies, Inc. Common Stock for each single (1) share of Applied DNA Sciences, Inc. (110:1).

Upon the effectuation of the Reorganization, the constituent companies drafted Articles of Merger which will be filed immediately with the states of Nevada. Once those Articles are accepted and returned stamped as filed, Glenn Little will resign as President and Director, Matthew Blair will resign and Secretary, Treasurer and Director and Lawrence Lee will become the new President. Contemporaneous with the resignation of Messrs. Little and Blair, Mr. Lee shall be appointed to the Board of Directors.

Pursuant to the Plan and Agreement of Reorganization for the acquisition of ADNAS, the transaction was made effective as of 10:00 a.m. on October 21, 2002. To effectuate the acquisition, both of the shareholders of ADNAS (being Lawrence Lee and RHL Management, Inc.) and the Registrant entered into a Plan and Agreement of Reorganization pursuant to section 368(a)1(B) of the Internal Revenue Code. It is the intention of the Registrant to immediately merge its new wholly owned subsidiary with and into itself, and then change its name to Applied DNA Sciences, Inc. In the stock-for-stock exchange, the Registrant acquired all of the issued and outstanding capital stock of ADNAS for a total of 11,000,000 shares of ProHealth Medical Technologies, Inc.

On or about October 10, 2002, ADNAS signed an exclusive license agreement with Biowell Technology, Inc., a DNA based anti- counterfeiting technology company, which agreement has been deemed valuable by ADNAS and ProHealth Medical Technologies, Inc. Upon the Registrant's receipt of the filed short form merger and name change documents from t he Nevada Secretary of State, the Registrant will file its first amendment to this 8K to reflect the completion of the merger transaction.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

ProHealth Medical Technologies, Inc. will be filing the financial statements by amendment within 60 days, as permitted by the instructions of this Form 8-K,
Item 7.(a)(4). That amendment will be the second one made to this current report on Form 8K.

         Exhibit Index

         2.1 Plan and Agreement of Reorganization with the Shareholders of Applied DNA Sciences, Inc.


         10.1 (Exhibit A to the Plan and Agreement of Reorganization) Exclusive License Agreement between Biowell Technology, Inc. and Applied DNA Sciences, Inc.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PROHEALTH MEDICAL TECHNOLOGIES, INC.




                                                    /s/ Glenn Little
                                                  ------------------------------
                                                  Glenn Little, Former President